Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator IBD® Breakout Opportunities ETF
Innovator IBD® 50 ETF
(each a “Fund” and collectively, the “Funds”)

Dated April 27, 2026

Supplement to the Statement of Additional Information for the Funds
dated February 27, 2026, as supplemented April 16, 2026 (the “SAI”)

As previously announced, at a joint special meeting of shareholders of the Funds, each Fund approved the reorganization into two corresponding newly created series of Capital-Force ETF Trust. The reorganizations closed on April 24, 2026, and the Funds have now terminated.

Accordingly, all references to the “Innovator IBD® Breakout Opportunities ETF,” “Innovator IBD® 50 ETF,” “Investor’s Business Daily®,” “IBD,” “IBD® 50 Index” and “IBD® Breakout Stocks Index” contained in the SAI, as well as any accompanying disclosures therewith, are deleted in their entirety. Additionally, the first sentence of the third paragraph in the “Investment Strategies and Risks” Section is deleted in its entirety. Further, the third and fourth paragraphs, as well as the accompanying table, under the “Investment Adviser and Other Service Providers—Investment Adviser—Management Fees” subsection is deleted in its entirety. Finally, the “Investment Adviser and Other Service Providers—Index Providers—Investor’s Business Daily®” subsection is deleted in its entirety.

Please Keep This Supplement With Your SAI For Future Reference